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                                                               EXHIBIT 10.19 (c)



                      CORRECTIVE AMENDMENT TO BANKATLANTIC
                   SPLIT DOLLAR LIFE INSURANCE PLAN AGREEMENT


         THIS CORRECTIVE AMENDMENT TO BANKATLANTIC SPLIT DOLLAR LIFE INSURANCE PLAN AGREEMENT ("this Amendment") is made as of this ___ day of _____________, 1999 by and between BankAtlantic, a Federal Savings Bank (the "Bank"), and Alan
B. Levan (the "Employee").

                              W I T N E S S E T H:

         WHEREAS, the Bank and the Employee entered into an agreement known as the BankAtlantic Split Dollar Life Insurance Plan Agreement effective March 1, 1996 (the "Agreement"), which involved a life insurance policy insuring Employee's life;

         WHEREAS, Schedule A to the Agreement contained information about the life insurance policy insuring Employee's life and the Bank's and the Employee's respective interests in the death benefit provided by the policy;

         WHEREAS, due to an apparent scrivener's error, Schedule A to the Agreement incorrectly listed the policy number of the life insurance policy insuring Employee's life; and

         WHEREAS, the parties desire to correct this scrivener's error in the listing of the life insurance policy number on Schedule A to the Agreement.

         NOW, THEREFORE, the parties agree as follows:

         Schedule A to the Split Dollar Life Insurance Agreement effective March 1, 1996 between BankAtlantic, a Federal Savings Bank, and Alan B. Levan is corrected to read as provided in the attachment to this Corrective Amendment, effective March 1, 1996.

         IN WITNESS WHEREOF, the parties have executed this Corrective Amendment effective as provided herein.

BANKATLANTIC, A FEDERAL
SAVINGS BANK                           EMPLOYEE:


By:
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Printed Name:                          ALAN B. LEVAN
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Title:
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